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                                                                   EXHIBIT 25.1

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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                                  13-5160382
(State of incorporation                                                   (I.R.S. employer
if not a U.S. national bank)                                              identification no.)

One Wall Street, New York, N.Y.                                           10286
(Address of principal executive offices)                                  (Zip code)

                    = = = = = = = = = = = = = = = = = = = = =

                             NEW WORLD PASTA COMPANY
               (Exact name of obligor as specified in its charter)

Delaware                                                                  52-2006441
(State or other jurisdiction of                                           (I.R.S. employer
incorporation or organization)                                            identification no.)

100 Crystal A Drive
Hershey, Pennsylvania                                                     17033
(Address of principal executive offices)                                  (Zip code)

                    = = = = = = = = = = = = = = = = = = = = =

               9-1/4% Senior Subordinated Exchange Notes Due 2009
                       (Title of the indenture securities)

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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

Name                                                                       ADDRESS
- ----                                                                       -------
        SUPERINTENDENT OF BANKS OF THE STATE                   2 RECTOR STREET, NEW YORK, N.Y.
        OF NEW YORK                                            10006, AND ALBANY, N.Y. 12203
        FEDERAL RESERVE BANK OF NEW YORK                       33 LIBERTY PLAZA, NEW YORK, N.Y.
                                                               10045
        FEDERAL DEPOSIT INSURANCE CORPORATION                  WASHINGTON, D.C.  20429
        NEW YORK CLEARING HOUSE ASSOCIATION                    NEW YORK, NEW YORK   10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

         16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of April, 1999.


                                             THE BANK OF NEW YORK


                                             By:      /s/ MICHELE L. RUSSO
                                             Name:    MICHELE L. RUSSO
                                             Title:   ASSISTANT TREASURER


                                       3
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                 Dollar Amounts
                                                  In Thousands
ASSETS
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin ...............................      $ 4,508,742
  Interest-bearing balances ................        4,425,071
Securities:
  Held-to-maturity securities ..............          836,304
  Available-for-sale securities ............        4,047,851
Federal funds sold and Securities purchased
  under agreements to resell ...............        1,743,269
Loans and lease financing receivables:
  Loans and leases, net of unearned
    income .................................       39,349,679
  LESS: Allowance for loan and
    lease losses ...........................          603,025
  LESS: Allocated transfer risk reserve ....           15,906
  Loans and leases, net of unearned income,
    allowance, and reserve .................       38,730,748
Trading Assets .............................        1,571,372
Premises and fixed assets (including
  capitalized leases) ......................          685,674
Other real estate owned ....................           10,331
Investments in unconsolidated subsidiaries
  and associated companies .................          182,449
Customers' liability to this bank on
  acceptances outstanding ..................        1,184,822
Intangible assets ..........................        1,129,636
Other assets ...............................        2,632,309
                                                  -----------

Total assets ...............................      $61,688,578
                                                  ===========
LIABILITIES
Deposits:
  In domestic offices ......................      $25,731,036
  Noninterest-bearing ......................       10,252,589
  Interest-bearing .........................       15,478,447
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs .................       18,756,302
  Noninterest-bearing ......................          111,386
  Interest-bearing .........................       18,644,916
Federal funds purchased and Securities sold
  under agreements to repurchase ...........        3,276,362
Demand notes issued to the U.S.Treasury ....          230,671
Trading liabilities ........................        1,554,493
Other borrowed money:
  With remaining maturity of one year or
    less ...................................        1,154,502
  With remaining maturity of more than one
    year through three years ...............              465
  With remaining maturity of more than
    three years ............................           31,080
Bank's liability on acceptances executed and
  outstanding ..............................        1,185,364
Subordinated notes and debentures ..........        1,308,000
Other liabilities ..........................        2,743,590
                                                  -----------
Total liabilities ..........................       55,971,865
                                                  ===========
EQUITY CAPITAL
Common stock ...............................        1,135,284
Surplus ....................................          764,443
Undivided profits and capital reserves .....        3,807,697
Net unrealized holding gains (losses) on
  available-for-sale securities ............           44,106
Cumulative foreign currency translation
  adjustments ..............................          (34,817)
                                                  -----------
Total equity capital .......................        5,716,713
                                                  -----------
Total liabilities and equity capital .......      $61,688,578
                                                  ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                  Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.




                  Thomas A. Reyni

                  Gerald L. Hassell             Directors

                  Alan R. Griffith